Exhibit 10.37

PURCHASE AND SALE AGREEMENT, dated as of March 25, 2003, by and between TECHNEST HOLDING, INC. (“Seller”) and ABERDEEN AVENUE LLC (“Purchaser”).

Seller is the sole shareholder of Technest.com, Inc. (the “Subsidiary”).  Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller, all of the outstanding shares of the Subsidiary held by the Seller (the “Shares”) on the terms set forth below:

NOW, THREREFORE,  in consideration of the mutual agreements set forth below, the parties hereto do hereby agree as follows:

1.

a.

Seller hereby sells the shares to Purchaser, and Purchaser hereby purchases the Shares from Seller, in consideration of the purchase price of US $1.00, the receipt of which is hereby acknowledged by Seller.

b.

The purchase and sale contemplated hereby shall be deemed effected upon execution and delivery of this agreement, but not later than the close of business on March 31, 2003.

2.

Seller represents and warrants to Purchaser that, as of the execution and delivery of this Agreement,

(i)Seller is the sole beneficial and record sharedholder of the Subsidiary;

(ii)There is no party who has a claim to any of the Shares or to the issuance of previously unissued shares of the Subsidiary;

(iii)Seller has full authority to sell the Shares;

(iv)The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby is not in violation of any applicable provision of Seller’s charter or by-laws, each as currently in effect; and

(v)This Agreement and the transactions contemplated thereby have been duly and validly authorized, executed and delivered on behalf of Seller and this Agreement is the valid and binding agreement of Seller, enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

3.Purchaser represents and warrants to Seller that, as of the execution and delivery of this Agreement,

(i)

Purchaser has had access to the books and records of the Subsidiary, has had adequate opportunity to review the status of the Subsidiary, has been afforded the opportunity to make inquiries of Seller and officers, directors and other representatives of the Subsidiary and have received complete and satisfactory answers to any such inquires;

(ii)Purchaser is aware of the liability of the Subsidiary, which significantly exceed the current assets and the current and projected income of he Subsidiary; and acknowledges that, upon execution and delivery of this agreement, Seller shall have no responsibility or liability for any such liabilities of the Subsidiary;

(iii)

Purchaser, on its own or together with its own advisors, has the investment experience and capability of evaluating the risks and benefits of the transactions contemplated hereby;

(iv)Purchaser has full authority to enter into this Agreement;

(v)The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby is not in violation of any applicable provision of Purchaser’s charter or by-laws, each as currently in effect; and

(iv)This Agreement and the transactions contemplated thereby have been duly and validly authorized, executed and delivered on behalf of Purchaser and this agreement is the valid and binding agreement of Purchaser, enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy,  insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

4.

In connection with the transactions contemplated hereby, Seller warrants that, upon the request of Purchaser, Seller will cause any current officer or director of the Subsidiary to resigns such position.

5.

a.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.

b.This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

c.

All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may required.

d.A facsimile transmission of this signed Agreement shall be legal

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e.

This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

f.

This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

g.

This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, each of Seller and Purchaser has caused this Agreement to be executed by its fully authorized officer or representative as of the date first above written.

Seller:

TECHNEST HOLDING, INC.

By:____________________________

Its:____________________________

Purchaser:

ABERDEEN AVENUE LLC

By:____________________________

Its:____________________________

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